UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2018

SANDRIDGE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma	73102
(Zip Code)

Registrant’s Telephone Number, including Area Code: (405) 429-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 19, 2018, SandRidge Energy, Inc. (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Carl C. Icahn and his affiliates (collectively, “Icahn”) and Bob G. Alexander, Sylvia K. Barnes, Jonathan Christodoro, William M. Griffin, Jr., John “Jack” Lipinski and Randolph Read (collectively, the “Continuing Nominees”).

The Settlement Agreement provides, among other things, that:

•	Following the certification by the independent inspector of elections in connection with the 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”) and their appointment to the board of directors of the Company (the “Board”), the Continuing Nominees will take all necessary actions (i) to fix the size of the Board to eight directors and (ii) to appoint Jonathan Frates and David J. Kornder to the Board;

•	The withdrawal of consent to be nominated as directors of the Company at the 2018 Annual Meeting by Kenneth H. Beer, Michael L. Bennett and David J. Kornder (as further described under Item 5.02 below), each of whom was an incumbent member of the Board, will not be deemed to be a “Termination of Directorship” prior to the consummation of a “Change of Control” within the meaning of such terms as described by the outstanding restricted stock awards held by such individuals;

•	The Settlement Agreement will not constitute a release, settlement, acquittal or discharge of any claims or causes of action of any party against any other party to the Settlement Agreement; and

•	Each party to the Settlement Agreement will be responsible for its own fees and expenses.

The foregoing summary is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated in its entirety herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2018, in connection with the Company’s entry into the Settlement Agreement, three of the Company’s director nominees, Kenneth H. Beer, Michael L. Bennett and David J. Kornder, withdrew from consideration for re-election to the Board at the 2018 Annual Meeting. There was no disagreement or dispute between the Company and any of Messrs. Beer, Bennett and Kornder which led to the withdrawals. In connection therewith, three of the Icahn nominees, Nancy Dunlap, Jonathan Frates and Nicholas Graziano, also withdrew from consideration for election as directors at the 2018 Annual Meeting.

On June 22, 2018, the independent inspector of elections with respect to the 2018 Annual Meeting certified that the two remaining director nominees of the Company, Sylvia K. Barnes and William M. Griffin, Jr., were re-elected and the four remaining Icahn nominees, Bob G. Alexander, Jonathan Christodoro, John “Jack” Lipinski and Randolph Read, were also elected to the Board. Following their re-election (or election), the Board approved the expansion of the size of the Board from seven to eight directors and appointed to the Board Jonathan Frates and David J. Kornder, each of whom consented to serve as a director for a term expiring at the close of the Company’s 2019 annual meeting of stockholders or until his successor is duly elected to the vacancies on the Board, effective as of June 22, 2018. The appointment of Messrs. Frates and Kornder was pursuant to the terms of the Settlement Agreement, a description of which is available under Item 1.01 above and is incorporated herein by reference. There have been no transactions between the Company and Mr. Frates or Kornder that would be reportable under Item 404(a) of Regulation S-K.

On the same date, the Board appointed Mr. Frates as the Chairman of the Board. In addition, the Board made the following assignments to the committees of the Board, each effective June 22, 2018:

•	Audit Committee: Randolph Read (Chair), Bob G. Alexander and David J. Kornder;

•	Compensation Committee: John “Jack” Lipinski (Chair), Sylvia Barnes and Jonathan Christodoro; and

•	Nominating and Governance Committee: Bob G. Alexander (Chair), Jonathan Christodoro and Randolph Read.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2018 Annual Meeting on June 19, 2018.

(b)	Stockholders voted on the matters set forth below as follows:

(1)	Voting results for the election of directors were as follows:

Name of Nominee	Number of Votes Cast For	Number of Votes Withheld	Number of Broker Non-Votes
Company Nominees:
Sylvia K. Barnes	16,419,535	3,029,049	1,951,958
Kenneth H. Beer (withdrawn)	—	—	—
Michael L. Bennett (withdrawn)	—	—	—
William M. Griffin, Jr.	16,494,142	2,954,217	1,951,958
David J. Kornder (withdrawn)	—	—	—

Icahn Nominees:
Bob G. Alexander	21,682,723	9,457,832	1,951,958
Jonathan Christodoro	18,066,046	13,087,569	1,951,958
Nancy Dunlap (withdrawn)	—	—	—
Jonathan Frates (withdrawn)	—	—	—
Nicholas Graziano (withdrawn)	—	—	—
John “Jack” Lipinski	29,429,630	1,711,010	1,951,958
Randolph C. Read	29,220,580	1,920,075	1,951,958

(2)	Voting results for the ratification of the continuation of the Stockholder Rights Agreement (the “Rights Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC (“AST”), dated November 26, 2017 and the First Amendment to the Rights Agreement, by and between the Company and AST, dated January 22, 2018, through November 26, 2018 were as follows:

For	Against	Abstentions	Broker Non-votes
2,708,092	28,388,277	47,620	1,951,958

(3)	Voting results for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 were as follows:

For	Against	Abstentions	Broker Non-votes
32,745,378	280,700	69,869	0

(4)	Voting results for the approval, in a non-binding vote, of the compensation provided to the Company’s named executive officers in 2017 were as follows:

For	Against	Abstentions	Broker Non-votes
3,819,194	25,912,080	1,412,715	1,951,958

(c)	The information set forth in Item 1.01 above is incorporated herein by reference.

Item 8.01. Other Events.

On June 19, 2018, the Company issued a press release announcing the preliminary voting results of the 2018 Annual Meeting and the entry into the Settlement Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On June 25, 2018, the Company issued a press release announcing the final voting results for the 2018 Annual Meeting and the abovementioned Board appointments and committee assignments. The press release also announced that the Company had been informed that Icahn would not be submitting an offer in connection with the Company’s strategic review process. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

The June 25, 2018 press release also announced that the Company had entered into a confidentiality agreement dated June 22, 2018 (the “Icahn Confidentiality Agreement”) with Icahn, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference. In addition, the Company arranged with Icahn that, subject to compliance with the Icahn Confidentiality Agreement, it would provide certain Icahn representatives board observer rights, with such rights being terminable at any time and subject to certain limited exceptions.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement, dated June 19, 2018, by and among SandRidge Energy, Inc., Carl C. Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital L.P., Icahn Onshore LP, Icahn Offshore LP, Beckton Corp., High River Limited Partnership, Hopper Investments LLC and Barberry Corp. and Bob Alexander, Sylvia K. Barnes, Jonathan Christodoro, William M. Griffin, Jr., John “Jack” Lipinski and Randolph Read.
10.2	Confidentiality Agreement, dated June 22, 2018, by and among SandRidge Energy, Inc., Carl C. Icahn, High River Limited Partnership, Hopper Investments LLC, Barberry Corp., Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Enterprises G.P. Inc., Icahn Enterprises Holdings L.P., IPH GP LLC, Icahn Capital LP, Icahn Onshore LP, Icahn Offshore LP, Beckton Corp, Jesse Lynn and Louie Pastor.
99.1	Press Release of SandRidge Energy, Inc., dated June 19, 2018.
99.2	Press Release of SandRidge Energy, Inc., dated June 25, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: June 25, 2018	By:	/s/ Philip T. Warman
Philip T. Warman
Executive Vice President, General Counsel and Corporate Secretary